UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2013

Tesla Motors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34756	91-2197729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 681-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwritten Public Offering of Common Stock

On May 16, 2013, Tesla Motors, Inc. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co. (in such capacity, the “Common Stock Underwriter”) to issue and sell 3,393,793 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-188625) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Common Stock Offering”). In addition, the Company granted the Common Stock Underwriter an option to purchase, for a period of 30 calendar days from May 16, 2013, up to an additional 509,069 shares of Common Stock. The Company estimates that the net proceeds from the Common Stock Offering will be approximately $309.1 million, or approximately $355.5 million if the Common Stock Underwriter exercises in full its option to purchase the additional shares of Common Stock, after deducting underwriting discounts and estimated offering expenses. The Common Stock Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Underwritten Public Offering of 1.50% Convertible Senior Notes due June 1, 2018

On May 16, 2013, the Company entered into an underwriting agreement (the “Note Underwriting Agreement”) with Goldman, Sachs & Co., Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (collectively, the “Note Underwriters”) to issue and sell $600.0 million aggregate principal amount of 1.50% Convertible Senior Notes due June 1, 2018 (the “Notes”) in a public offering pursuant to the Registration Statement and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Note Offering”). In addition, the Company granted the Note Underwriters an option to purchase, for a period of 30 calendar days from May 16, 2013, up to an additional $60.0 million aggregate principal amount of Notes solely to cover over-allotments. The Company estimates that the net proceeds from the Note Offering will be approximately $589.0 million, or approximately $648.0 million if the Note Underwriters exercise in full their option to purchase the additional Notes, after deducting underwriting discounts and estimated offering expenses. The Note Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes will be issued pursuant to an indenture to be entered into with U.S. Bank, National Association, as trustee.

Item 3.02	Unregistered Sales of Equity Securities

On May 15, 2013, in connection with the Common Stock Offering and the Note Offering, the Company entered into a common stock purchase agreement (the “Musk Purchase Agreement”) with the Elon Musk Revocable Trust dated July 22, 2003 (“Musk Trust”), an entity affiliated with Elon Musk, the Company’s Chief Executive Officer and cofounder, pursuant to which the Company agreed to sell 596,272 shares of Common Stock (the “Musk Shares”) to the Musk Trust. No underwriting discount or commissions will be paid in connection with the subsequent private placement of the Musk Shares.

The purchase price per Musk Share in the subsequent private placement shall be $92.24, which is equal to the purchase price per share to the public of Common Stock to be issued and sold in the Common Stock Offering (prior to any underwriting costs or commissions). The closing of the subsequent private placement is contingent only on the expiration or termination of any applicable waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and will occur no later than five days following such expiration or termination.

The Musk Purchase Agreement includes representations, warranties and covenants customary for a transaction of this type. The Musk Trust is an accredited investor and the Musk Shares will be sold pursuant to the exemption provided by Section 4(2) of the Securities Act, and Regulation D promulgated thereunder.

In connection with the subsequent private placement, the Company amended its investors’ rights agreement to grant the Musk Trust registration rights on a pari passu basis with the other shares of Common Stock held by the Musk Trust and certain other stockholders of the Company. A copy of the amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

On May 14, 2013, in connection with the Common Stock Offering and the Note Offering, the Company and the holders of at least the minimum number of shares of securities of the Company required to waive certain registration rights under the Company’s investors’ rights agreement waived their registration rights thereunder related to the Common Stock Offering and the Note Offering. A copy of the waiver is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Common Stock Underwriting Agreement, dated as of May 16, 2013, by and between Tesla Motors, Inc. and Goldman, Sachs & Co.

1.2	Note Underwriting Agreement, dated as of May 16, 2013, by and among Tesla Motors, Inc. and Goldman, Sachs & Co., Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC.

4.1	Sixth Amendment to Fifth Amended and Restated Investors’ Rights Agreement, dated as of May 15, 2013 among Tesla Motors, Inc., the Elon Musk Revocable Trust dated July 22, 2003 and certain other holders of the capital stock of Tesla Motors, Inc. named therein

4.2	Waiver to Fifth Amended and Restated Investor’s Rights Agreement, dated as of May 14, 2013, between Tesla Motors, Inc. and certain holders of the capital stock of Tesla Motors, Inc. named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
Deepak Ahuja Chief Financial Officer

Date: May 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Common Stock Underwriting Agreement, dated as of May 16, 2013, by and between Tesla Motors, Inc. and Goldman, Sachs & Co.

1.2	Note Underwriting Agreement, dated as of May 16, 2013, by and among Tesla Motors, Inc. and Goldman, Sachs & Co., Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC.

4.1	Sixth Amendment to Fifth Amended and Restated Investors’ Rights Agreement, dated as of May 15, 2013 among Tesla Motors, Inc., the Elon Musk Revocable Trust dated July 22, 2003 and certain other holders of the capital stock of Tesla Motors, Inc. named therein.

4.2	Waiver to Fifth Amended and Restated Investor’s Rights Agreement, dated as of May 14, 2013, between Tesla Motors, Inc. and certain holders of the capital stock of Tesla Motors, Inc. named therein.